Subsequent event	12 Months Ended
Dec. 31, 2019
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Subsequent event
37.	Subsequent event
Since December 2019, an outbreak of a novel strain of coronavirus (COVID-19) spread rapidly in China and globally. In an effort to contain the spread of the virus, many countries, including China, the United States and across Europe, have imposed restrictions on travel and in-person gatherings, suspensions of public events, business closures, quarantines and lock-downs, resulting in a substantial reduction in economic activity. In March 2020, the World Health Organization declared COVID-19 a pandemic.
Yuchai’s operations and those of its suppliers are predominantly based in China and therefore have been adversely affected by the foregoing measures and recovery is ongoing. The market outlook for automobile industry sales has deteriorated, national and global economic growth has slowed and the liquidity and financial conditions of Yuchai’s customers have weakened. Yuchai has experienced and is continuing to experience increased supply lead times, supply disruptions, reduced manufacturing capacity and limited transport and shipping options from and to affected regions.
Due to the Chinese government’s effective containment measures of COVID-19 and our employees’ tireless efforts during this period, Yuchai has observed an initial recovery in its operations. Yuchai resumed operations in mid-February 2020 at a relatively small scale due to the shortage of engine components and materials as a result of continuing supply chain disruptions. Utilization rate surpassed 50% in mid-March 2020 and ramp up is continuing. While the COVID-19 pandemic is ongoing and its dynamic nature makes it difficult to forecast the pandemic’s effects on Yuchai’s results of operations for 2020 and in subsequent years, as of the date of this Annual Report, the Company expect a decline in both production and sales in the first quarter of 2020 compared to the same period of 2019 with potential continuing impact in subsequent periods.